UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 9, 2004

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23272	87-0439579
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Chipeta Way

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

ITEM 5: Other Events

On August 6, 2004, the Company entered into an agreement with Amgen Inc. to promote Kineret®, an injectable protein therapy for the treatment of rheumatoid arthritis, in the United States. On August 9, 2004, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 12: Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On August 9, 2004, NPS Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the Company’s 2004 second quarter and six month operating results. The text of the press release is furnished as Exhibit 99.2 to this Form 8-K.

The information in Item 12 of this Form 8-K and the Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2004	NPS PHARMACEUTICALS, INC.

	By:	/S/ HUNTER JACKSON
Hunter Jackson CEO, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by NPS Pharmaceuticals, Inc. on August 9, 2004 announcing the Company’s agreement with Amgen Inc. to promote Kineret.

99.2	Press Release issued by NPS Pharmaceuticals, Inc. on August 9, 2004 announcing the Company’s 2004 second quarter and six month operating results.